EXHIBIT 10.17



     Employment arrangement between Molex and Goro Tokuyama approved by the
                             Compensation Committee
     ______________________________________________________________________


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  Proposal for Approval
  Goro Tokuyama

    A. Employment Agreement

       Fiscal Year     Position and Duties                    Annual        Other
                                                              Base Pay(1)
       -----------     --------------------------------     -----------     ------------------------------
       FY04            Chairman of Molex Japan and          Yen 59,125,400  Begin reducing work hours
       (current)       President of Far East North;         US $556,526     in second half of fiscal
                       Representative Director of Japan                     year.
                       and Korea; and Officer of Molex
                       Incorporated.

       FY05            Chairman of Molex Japan and          Yen 59,129,400  50% work hours. Retain
                       President of Far East North. No                      company automobile, office
                       longer a Representative Director                     and administrative
                       of Japan and Korea and no longer                     assistant.
                       an Officer of Molex Incorporated.

       FY06            Chairman of both Molex Japan and     Yen 35,475,200  50% work hours. Retain
                       Molex Korea                          US $333,915     company automobile, office
                                                                            and administrative
                                                                            assistant.

       FY07-FY14       Member of the Board of Directors     Yen 35,479,200  NA
                       of both Molex Japan and Molex
                       Korea

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    B. Molex further agrees that if Goro Tokuyama dies during the term of this
       Agreement, it will pay his spouse, if she survives him, the balance of the annual payments each year which would have been paid to Tokuyama.

    (1) Local currency per U.S. dollar is Yen 106.24